BUSINESS DESCRIPTION & SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2014
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Business and Basis of Accounting

Business and Basis of Accounting

Consolidated Communications Holdings, Inc. (the “Company”, “we” or “our”) is a holding company with operating subsidiaries (collectively “Consolidated”) that provide integrated communications services in consumer, commercial, and carrier channels in California, Illinois, Iowa, Kansas, Minnesota, Missouri, North Dakota, Pennsylvania, South Dakota, Texas, and Wisconsin. We operate as both an Incumbent Local Exchange Carrier (“ILEC”) and a Competitive Local Exchange Carrier (“CLEC”), dependent upon the territory served.  We provide a wide range of services and products that include local and long-distance service, high-speed broadband Internet access, video services, Voice over Internet Protocol (“VoIP”), private line services, carrier grade access services, network capacity services over our regional fiber optic networks, cloud services, data center and managed services, directory publishing, and equipment sales. As of December 31, 2014, we had approximately 270 thousand access lines, 167 thousand voice connections, 290 thousand data and Internet connections and 123 thousand video connections.

Use of Estimates

Use of Estimates

Preparation of the financial statements in conformity with accounting principles generally accepted in the United States and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ materially from those estimates. Our critical accounting estimates include (i) impairment evaluations associated with indefinite-lived intangible assets (Note 1), (ii) revenue recognition (Note 1), (iii) derivatives (Notes 1 and 7), (iv) business combinations (Note 3), (v) the determination of deferred tax asset and liability balances (Notes 1 and 10) and (vi) pension plan and other post-retirement costs and obligations (Notes 1 and 9).

Principles of Consolidation

Principles of Consolidation

Our consolidated financial statements include the accounts of the Company and our wholly-owned subsidiaries and subsidiaries in which we have a controlling financial interest. All significant intercompany transactions have been eliminated.

Enventis Merger and SureWest Merger

Enventis Merger

On October 16, 2014, we completed our acquisition of Enventis Corporation, a Minnesota corporation (“Enventis”) in which we acquired all the issued and outstanding shares of Enventis in exchange for shares of our common stock. The financial results for Enventis have been included in our consolidated financial statements as of the acquisition date.  For a more complete discussion of the transaction, refer to Note 3.

SureWest Merger

We completed the acquisition of SureWest Communications (“SureWest”) on July 2, 2012.  SureWest’s results of operations are included within our results following the acquisition date.  For a more complete discussion of the transaction, refer to Note 3.

Discontinued Operations

Discontinued Operations

On September 13, 2013, we completed the sale of the assets and contractual rights used to provide communications services to inmates in thirteen county jails located in Illinois for a total purchase price of $2.5 million.  In accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 205-20, “Discontinued Operations”, the financial results of the prison services business have been reported as a discontinued operation in our consolidated financial statements for the years ended on or before December 31, 2013. For a more complete discussion of the transaction, refer to Note 3.

Cash and Cash Equivalents

Cash and Cash Equivalents

We consider all highly liquid investments with an original maturity of three months or less to be cash equivalents.  Our cash equivalents consist primarily of money market funds. The carrying amounts of our cash equivalents approximate their fair value.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable consist primarily of amounts due to the Company from normal activities.  We maintain an allowance for doubtful accounts for estimated losses, which result from the inability of our customers to make required payments. Such allowance is based on the likelihood of recoverability of accounts receivable based on past experience and management’s best estimates of current bad debt exposures. We perform ongoing credit evaluations of our customers’ financial condition and management believes that adequate allowances for doubtful accounts have been provided. Accounts are determined to be past due if customer payments have not been received in accordance with the payment terms. Uncollectible accounts are charged against the allowance for doubtful accounts and removed from the accounts receivable balances when internal collection efforts have been unsuccessful in collecting the amount due. The following table summarizes the activity in our accounts receivable allowance account for the years ended December 31, 2014, 2013 and 2012:

	Year Ended December 31,
(In thousands)	2014	2013	2012
Balance at beginning of year	$1,598	$4,025	$2,547
Provision charged to expense	3,320	515	5,615
Write-offs, less recoveries	(2,166)	(2,942)	(4,137)

Balance at end of year	$2,752	$1,598	$4,025

Investments

Investments

Our investments are primarily accounted for under either the equity or cost method.  If we have the ability to exercise significant influence over the operations and financial policies of an affiliated company, the investment in the affiliated company is accounted for using the equity method.  If we do not have control and also cannot exercise significant influence, the investment in the affiliated company is accounted for using the cost method.

We review our investment portfolio periodically to determine whether there are identified events or circumstances that would indicate there is a decline in the fair value that is considered to be other than temporary.  If we believe the decline is other than temporary, we evaluate the financial performance of the business and compare the carrying value of the investment to quoted market prices (if available) or the fair value of similar investments.  If an investment is deemed to have experienced an impairment that is considered other-than temporary, the carrying amount of the investment is reduced to its quoted or estimated fair value, as applicable, and an impairment loss is recognized in other income (expense).

Fair Value of Financial Instruments

Fair Value of Financial Instruments

We account for certain assets and liabilities at fair value.  Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability.  A financial asset or liability’s classification within a three-tiered value hierarchy is determined based on the lowest level input that is significant to the fair value measurement. The hierarchy prioritizes the inputs to valuation techniques into three broad levels in order to maximize the use of observable inputs and minimize the use of unobservable inputs.  The levels of the fair value hierarchy are as follows:

Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — Inputs that reflect quoted prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in inactive markets and inputs other than quoted prices that are directly or indirectly observable in the marketplace.

Level 3 — Unobservable inputs which are supported by little or no market activity.

Property, Plant and Equipment

Property, Plant and Equipment

Property, plant and equipment are recorded at cost.  We capitalize additions and substantial improvements and expense repairs and maintenance costs as incurred.

We capitalize the cost of internal-use network and non-network software which has a useful life in excess of one year. Subsequent additions, modifications or upgrades to internal-use network and non-network software are capitalized only to the extent that they allow the software to perform a task it previously did not perform. Software maintenance and training costs are expensed in the period in which they are incurred. Also, we capitalize interest associated with the development of internal-use network and non-network software.

Property, plant and equipment consisted of the following as of December 31, 2014 and 2013:

(In thousands)	December 31, 2014	December 31, 2013	Estimated Useful Lives
Land and buildings	$116,354	$98,663	18-40 years
Network and outside plant facilities	1,856,098	1,543,190	3-50 years
Furniture, fixtures and equipment	136,544	99,578	3-15 years
Assets under capital lease	11,510	11,169	3-11 years

Total plant in service	2,120,506	1,752,600
Less: accumulated depreciation and amortization	(1,025,665)	(899,926)

Plant in service	1,094,841	852,674
Construction in progress	29,562	23,586
Construction inventory	13,075	9,102

Totals	$1,137,478	$885,362

Construction inventory, which is stated at weighted average cost, consists primarily of network construction materials and supplies that when issued are predominately capitalized as part of new customer installations and the construction of the network.

We record depreciation using the straight line method over estimated useful lives using either the group or unit method. The useful lives are estimated at the time the assets are acquired and are based on historical experience with similar assets, anticipated technological changes and the expected impact of our strategic operating plan on our network infrastructure. The group method is used for depreciable assets dedicated to providing regulated telecommunication services, including the majority of the network and outside plant facilities.  A depreciation rate for each asset group is developed based on the average useful life of the group.  The group method requires periodic revision of depreciation rates.  When an individual asset is sold or retired, the difference between the proceeds, if any, and the cost of the asset is charged or credited to accumulated depreciation, without recognition of a gain or loss.

The unit method is primarily used for buildings, furniture, fixtures and other support assets. Each asset is depreciated on the straight-line basis over its estimated useful life.  When an individual asset is sold or retired, the cost basis of the asset and related accumulated depreciation are removed from the accounts and any associated gain or loss is recognized.

Depreciation and amortization expense was $139.0 million, $129.9 million and $98.3 million in 2014, 2013 and 2012, respectively.  Amortization of assets under capital leases is included in depreciation and amortization expense.

We evaluate the recoverability of our property, plant and equipment whenever events or substantive changes in circumstances indicate that the carrying amount of an asset group may not be recoverable.  Recoverability is measured by a comparison of the carrying amount of an asset group to estimated undiscounted future cash flows expected to be generated by the asset group.  If the total of the expected future undiscounted cash flows were less than the carrying amount of the asset group, we would recognize an impairment charge for the difference between the estimated fair value and the carrying value of the asset group.

Intangible Assets

Intangible Assets

Indefinite-Lived Intangibles

Goodwill and tradenames are evaluated for impairment annually or more frequently when events or changes in circumstances indicate that the asset might be impaired. We evaluate the carrying value of our indefinite-lived assets, tradenames and goodwill, as of November 30 of each year.

Goodwill

Goodwill is the excess of the acquisition cost of a business over the fair value of the identifiable net assets acquired.  As noted above, goodwill is not amortized but instead evaluated annually for impairment using a preliminary qualitative assessment and two-step process, if deemed necessary.  In 2012, we adopted an Accounting Standards Update No. 2011-08 — Intangibles-Goodwill and Other (Topic 350) Testing Goodwill for Impairment, that allows an entity to consider qualitative indicators to determine if the current two-step test is necessary.  Under the provisions of the amended guidance, the step-one test of a reporting unit’s fair value is not required unless, as a result of the qualitative assessment, it is more likely than not (a likelihood of more than 50%) that fair value of the reporting unit is less than its carrying amount.  Events and circumstances integrated into the qualitative assessment process include a combination of macroeconomic conditions affecting equity and credit markets, significant changes to the cost structure, overall financial performance and other relevant events affecting the reporting unit.  A company is permitted to skip the qualitative assessment at its election, and proceed to Step 1 of the quantitative test, which we chose to do in 2014.  In the first step of the impairment test, the fair value of our reporting unit is compared to its carrying amount, including goodwill.

The estimated fair value of the reporting unit is determined using a combination of market-based approaches and a discounted cash flow (“DCF”) model. The assumptions used in the estimate of fair value are based upon a combination of historical results and trends, new industry developments and future cash flow projections, as well as relevant comparable company earnings multiples for the market-based approaches. Such assumptions are subject to change as a result of changing economic and competitive conditions. We use a weighting of the results derived from the valuation approaches to estimate the fair value of the reporting unit.  The fair value of the reporting unit exceeded the carrying value at December 31, 2014.

If the carrying value of the reporting unit exceeds its fair value, the second step of the impairment test is performed to measure the amount of impairment loss.  In measuring the fair value of our reporting unit as previously described, we consider the combined carrying and fair values of our reporting unit in relation to our overall enterprise value, measured as the publicly traded stock price multiplied by the fully diluted shares outstanding plus the value of outstanding debt.  Our reporting unit fair value models are consistent with a range in value indicated by both the preceding three month average stock price and the stock price on the valuation date, plus an estimated acquisition premium which is based on observable transactions of comparable companies, if applicable.

The second step compares the implied fair value of the reporting unit goodwill with the carrying amount of that goodwill. The implied fair value is determined by allocating the fair value of the reporting unit to all of the assets and liabilities other than goodwill in a manner similar to a purchase price allocation. The excess of the fair value of a reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of goodwill. If the carrying amount of goodwill is greater than the implied fair value of that goodwill, then an impairment charge would be recorded equal to the difference between the implied fair value and the carrying value.  At December 31, 2014 and 2013, the carrying value of goodwill was $764.6 million and $603.4 million, respectively.  Goodwill increased $161.2 during 2014 as a result of the acquisition of Enventis, as described in Note 3.

Tradenames

Our most valuable tradename is the federally registered mark CONSOLIDATED, a design of interlocking circles, which is used in association with our telephone communication services.  The Company’s corporate branding strategy leverages a CONSOLIDATED naming structure.  All of the Company’s business units and several of our products and services incorporate the CONSOLIDATED name.  Tradenames with indefinite useful lives are not amortized but are tested for impairment at least annually.  If facts and circumstances change relating to a tradename’s continued use in the branding of our products and services, it may be treated as a finite-lived asset and begin to be amortized over its estimated remaining life.  We estimate the fair value of our tradenames using DCF based on a relief from royalty method.  If the fair value of our tradenames was less than the carrying amount, we would recognize an impairment charge for the difference between the estimated fair value and the carrying value of the assets. We perform our impairment testing of our tradenames as single units of accounting based on their use in our single reporting unit.

The carrying value of our tradenames, excluding any finite lived tradenames, was $10.6 million at December 31, 2014 and 2013.  For the years ended December 31, 2014 and 2013, we completed our annual impairment test using a DCF methodology based on a relief from royalty method and determined that there was no impairment of our tradenames.

Finite-Lived Intangible Assets

Finite lived intangible assets subject to amortization consist primarily of our customer lists of an established base of customers that subscribe to our services, tradenames of acquired companies and other intangible assets. Finite-lived intangible assets are amortized on a straight-line basis over their estimated useful lives.  In accordance with the applicable guidance relating to the impairment or disposal of long-lived assets, we evaluate the potential impairment of finite-lived intangible assets when impairment indicators exist. If the carrying value is no longer recoverable based upon the undiscounted future cash flows of the asset, an impairment equal to the difference between the carrying amount and the fair value of the asset is recognized.

The components of finite-lived intangible assets are as follows:

		December 31, 2014		December 31, 2013
		Gross Carrying	Accumulated	Gross Carrying	Accumulated
(In thousands)	Useful Lives	Amount	Amortization	Amount	Amortization

Customer relationships	3 - 13 years	$215,261	$(175,769)	$195,651	$(166,500)
Tradenames	1 - 2 years	2,290	(1,044)	900	(525)
Other intangible assets	5 years	5,600	(573)	—	—

Total		$223,151	$(177,386)	$196,551	$(167,025)

Amortization expense related to the finite-lived intangible assets for the years ended December 31, 2014, 2013 and 2012 was $10.4 million, $9.4 million and $22.1 million, respectively.  Expected future amortization expense of finite-lived intangible assets is as follows:

(In thousands)
2015	$12,869
2016	12,840
2017	6,119
2018	3,513
2019	3,179
Thereafter	7,245

Total	$45,765

Derivative Financial Instruments

Derivative Financial Instruments

We use derivative financial instruments to manage our exposure to the risks associated with fluctuations in interest rates.  Our interest rate swap agreements effectively convert a portion of our floating-rate debt to a fixed-rate basis, thereby reducing the impact of interest rate changes on future cash interest payments.  At the inception of a hedge transaction, we formally document the relationship between the hedging instruments including our objective and strategy for establishing the hedge.  In addition, the effectiveness of the derivative instrument is assessed at inception and on an ongoing basis throughout the hedging period.  Counterparties to derivative instruments expose us to credit-related losses in the event of nonperformance.  We execute agreements only with financial institutions we believe to be creditworthy and regularly assess the credit worthiness of each of the counterparties.  We do not use derivative instruments for trading or speculative purposes.

Derivative financial instruments are recorded at fair value in our consolidated balance sheet.  Fair value is determined based on publicly available interest rate yield curves and an estimate of our nonperformance risk or our counterparty’s nonperformance credit risk, as applicable.  We do not anticipate any nonperformance by any counterparty.

For derivative instruments designated as a cash flow hedge, the effective portion of the change in the fair value is recognized as a component of accumulated other comprehensive income (loss) (“AOCI”) and is recognized as an adjustment to earnings over the period in which the hedged item impacts earnings.  When an interest rate swap agreement terminates, any resulting gain or loss is recognized over the shorter of the remaining original term of the hedging instrument or the remaining life of the underlying debt obligation.  The ineffective portion of the change in fair value of any hedging derivative is recognized immediately in earnings.  If a derivative instrument is de-designated, the remaining gain or loss in AOCI on the date of de-designation is amortized to earnings over the remaining term of the hedging instrument.  For derivative financial instruments that are not designated as a hedge, changes in fair value are recognized on a current basis in earnings.  Cash flows from hedging activities are classified under the same category as the cash flows from the hedged items in our consolidated statement of cash flows.  See Note 7 for further discussion of our derivative financial instruments.

Share-based Compensation

Share-based Compensation

Our share-based compensation consists of the issuance of restricted stock awards (“RSAs”) and performance share awards (“PSAs”) (collectively “stock awards”).  Associated costs are based on a stock award’s estimated fair value at the date of the grant and are recognized over a period in which any related services are provided.  We recognize the cost of RSAs and PSAs on a straight-line basis over the requisite service period, generally from immediate vest to a four-year vesting period.  See Note 8 for further details regarding share-based compensation.

Pension Plan and Other Post-Retirement Benefits

Pension Plan and Other Post-Retirement Benefits

We maintain noncontributory defined benefit pension plans and provide certain post-retirement health care and life insurance benefits to certain eligible employees.  We also maintain two unfunded supplemental retirement plans to provide incremental pension payments to certain former employees.

We recognize pension and post-retirement benefits expense during the current period in the consolidated income statement using certain assumptions, including the expected long-term rate of return on plan assets, interest cost implied by the discount rate, expected health care cost trend rate and the amortization of unrecognized gains and losses.  Refer to Note 9 for further details regarding the determination of these assumptions.

We recognize the overfunded or underfunded status of our defined benefit pension and post-retirement plans as either an asset or liability in the consolidated balance sheet.  We recognize changes in the funded status in the year in which the changes occur through comprehensive income, net of applicable income taxes, including unrecognized actuarial gains and losses and prior service costs and credits.

Income Taxes

Income Taxes

Our estimates of income taxes and the significant items resulting in the recognition of deferred tax assets and liabilities are disclosed in Note 10 and reflect our assessment of future tax consequences of transactions that have been reflected in our financial statements or tax returns for each taxing jurisdiction in which we operate.  We base our provision for income taxes on our current period income, changes in our deferred income tax assets and liabilities, income tax rates, changes in estimates of our uncertain tax positions and tax planning opportunities available in the jurisdictions in which we operate.  We recognize deferred tax assets and liabilities when there are temporary differences between the financial reporting basis and tax basis of our assets and liabilities and for the expected benefits of using net operating loss and tax credit loss carryforwards.  We establish valuation allowances when necessary to reduce the carrying amount of deferred income tax assets to the amounts that we believe are more likely than not to be realized.  We evaluate the need to retain all or a portion of the valuation allowance on our deferred tax assets.  When a change in the tax rate or tax law has an impact on deferred taxes, we apply the change based on the years in which the temporary differences are expected to reverse.  As we operate in more than one state, changes in our state apportionment factors, based on operational results, may affect our future effective tax rates and the value of our deferred tax assets and liabilities.  We record a change in tax rates in our consolidated financial statements in the period of enactment.

Income tax consequences that arise in connection with a business combination include identifying the tax basis of assets and liabilities acquired and any contingencies associated with uncertain tax positions assumed or resulting from the business combination.  Deferred tax assets and liabilities related to temporary differences of an acquired entity are recorded as of the date of the business combination and are based on our estimate of the appropriate tax basis that will be accepted by the various taxing authorities.

We record unrecognized tax benefits as liabilities in accordance with Accounting Standards Codification 740 and adjust these liabilities in the appropriate period when our judgment changes as a result of the evaluation of new information. In certain instances, the ultimate resolution may result in a payment that is materially different from our current estimate of the unrecognized tax benefit liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available. We classify interest and penalties, if any, associated with our uncertain tax positions as a component of interest expense and general and administrative expense, respectively.  See Note 10 for additional information on income taxes.

Revenue Recognition

Revenue Recognition

We recognize revenue when (i) persuasive evidence of an arrangement exists between us and the customer, (ii) delivery of the product to the customer has occurred or service has been provided to the customer, (iii) the price to the customer is fixed or determinable, and (iv), collectability of the sales price is reasonably assured.

Services

Revenues based on a flat fee, derived principally from local telephone, dedicated network access, data communications, digital TV, Internet access service and consumer/commercial broadband service are billed in advance and recognized in subsequent periods when the services are provided, with the exception of certain governmental accounts which are billed in arrears.

Certain of our service bundles may include multiple deliverables. When these circumstances occur, the base bundle consists of voice services, which include a phone line, calling features and long distance. Customers may choose to add additional services including high-speed Internet and digital/IP TV services to the base bundle packages. Separate units of accounting within the bundled packages include voice services, high-speed Internet, and digital/IP TV services. Revenue for all services included in our bundles is recognized over the same service period, which is the time period in which service is provided to the customer. Service bundle discounts are recognized concurrently with the associated revenue and are allocated to the various services in the bundled offering based on the relative selling price of the services included in each bundled combination.

Revenues for usage-based services, such as per-minute long-distance service and access charges billed to other telephone carriers for originating and terminating long-distance calls on our network, are billed in arrears.  We recognize revenue from these services in the period the services are rendered rather than billed.  Earned but unbilled usage-based services are recorded in accounts receivable.

When required as part of providing service, revenues related to nonrefundable, upfront service activation and setup fees are deferred and recognized over the estimated customer life. Incremental direct costs of telecommunications service activation are charged to expense in the period in which they are incurred, except when we maintain ownership of wiring installed during the activation process.  In such cases the cost is capitalized and depreciated over the estimated useful life of the asset.

Print advertising and publishing revenues are recognized ratably over the life of the related directory, generally 12 months.

Equipment

Revenues generated from the sale of equipment includes: i) the sale of voice and data communications equipment, ii) design, configuration and installation services related to voice and data equipment, iii) the provision of Cisco maintenance support contracts, and iv) the sale of professional support services related to customer voice and data systems. Equipment revenues generated from retail channels are recorded at the point of sale.  Telecommunications systems and structured cabling project revenues are recognized when the project is completed.  Maintenance services are provided on both a contract and time and material basis and are recorded when the service is provided.

Support services revenue also includes “24x7” support of a customer’s voice and data networks. Most of these contracts are billed on a time and materials basis and revenue is recognized either as services are provided or over the term of the contract. Support services also include professional support services, which are typically sold on a time and materials basis, but may be sold as a prepaid block of time. This revenue is recognized as the services are provided (deferred and recognized as utilized if prepaid).

Multiple Deliverable Arrangements

We often enter into arrangements which include multiple deliverables.  These arrangements primarily include the sale of communications equipment and associated support contracts, along with professional services providing design, configuration and installation consulting. When an equipment sale involves multiple deliverables, revenue is allocated to each respective element. When multiple deliverables included in an arrangement are separable into different units of accounting, the arrangement consideration is allocated to the identified separate units of accounting based on their relative selling price.

Allocation of revenue to deliverables of an arrangement is based on the relative selling price of the element being sold on a stand-alone basis. Equipment, maintenance contracts and professional services each qualify as separate units of accounting. We utilize the best estimate of selling price (“BESP”) for stand-alone value for our equipment and maintenance contracts, taking into consideration market conditions and entity-specific factors. We evaluate BESP by reviewing historical data related to sales of our deliverables.

Subsidies and Surcharges

Subsidies, including universal service revenues, are government-sponsored support mechanisms to assist in funding services in mostly rural, high-cost areas.  These revenues typically are based on information we provide and are calculated by the administering government agency.  Subsidies are recognized in the period the service is provided.  There is a reasonable possibility that out of period subsidy adjustments may be recorded in the future, but they are anticipated to be immaterial to our results of operation, financial position and cash flow.

We collect and remit Federal Universal Service contributions on a gross basis, which resulted in recorded revenue of approximately $11.4 million for the year ended December 31, 2014. We account for all other taxes collected from customers and remitted to the respective government agencies on a net basis.

Advertising Costs	Advertising Costs Advertising costs are expensed as incurred. Advertising expense was $8.2 million, $7.6 million and $5.1 million in 2014, 2013 and 2012, respectively.
Statement of Cash Flows Information

Statement of Cash Flows Information

During 2014, 2013 and 2012, we made payments for interest and income taxes as follows:

(In thousands)	2014	2013	2012
Interest, net of amounts capitalized ($1,437, $1,215 and $515 in 2014, 2013 and 2012, respectively)	$73,400	$80,693	$63,541
Income taxes paid, net	$5,311	$960	$4,991

Noncash investing and financing activities:

In 2014, we issued 10.1 million shares of the Company’s common stock with a market value of $257.7 million in connection with the acquisition of Enventis as described in Note 3.

As described in Note 3, we issued $148.4 million in shares of the Company’s common stock in connection with the acquisition of SureWest in 2012.

In 2013 and 2012, we acquired equipment of $0.8 million and $0.4 million, respectively, through capital lease agreements.

Noncontrolling Interest

Noncontrolling Interest

We have a majority-owned subsidiary, East Texas Fiber Line Incorporated (“ETFL”) which is a joint venture owned 63% by the Company and 37% by Eastex Telecom Investments, LLC.  ETFL provides connectivity over a fiber optic transport network to certain customers residing in Texas.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

In August 2014, FASB issued the Accounting Standards Update No. 2014-15 (“ASU 2014-15”), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. ASU 2014-15 requires management to evaluate for each annual and interim reporting period whether conditions or events give rise to substantial doubt that an entity has the ability to continue as a going concern within one year following issuance of the financial statements and requires specific disclosures regarding the conditions or events leading to substantial doubt. The new guidance is effective for annual and interim periods ending after December 15, 2016, with early adoption permitted.  The adoption of ASU 2014-15 is not expected to have a material impact on our financial position or results of operations.

In June 2014, FASB issued the Accounting Standards Update No. 2014-12 (“ASU 2014-12”), Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period. ASU 2014-12 provides guidance requiring a performance target that could be achieved after the requisite service period has ended to be treated as a performance condition affecting vesting of the award and therefore not reflected in estimating the fair value of the award at the date of grant. The amended guidance is effective for annual and interim periods beginning on or after December 15, 2015, with early adoption permitted. We do not expect the adoption of this standard to have a material effect on our financial position or results of operations.

In May 2014, FASB issued the Accounting Standards Update No. 2014-09 (“ASU 2014-09”), Revenue from Contracts with Customers (Topic 606). ASU 2014-09 provides new, globally applicable converged guidance concerning recognition and measurement of revenue. As a result, significant additional disclosures are required about nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. The new guidance is effective for annual and interim periods beginning on or after December 15, 2016. Companies are allowed to transition using either the modified retrospective or full retrospective adoption method. If full retrospective adoption is chosen, three years of financial information must be presented in accordance with the new standard.  We are currently evaluating the alternative methods of adoption and the effect on our condensed consolidated financial statements and related disclosures.

In April 2014, FASB issued the Accounting Standards Update No. 2014-08 (“ASU 2014-08”), Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity. ASU 2014-08 revises the definition of a discontinued operation to limit the circumstances under which a disposal or classification as held for sale qualifies for presentation as a discontinued operation. Amendments in this ASU require expanded disclosures concerning a discontinued operation and the disposal of an individually-material component of an entity not qualifying as a discontinued operation. ASU 2014-08 is effective for annual and interim periods beginning on or after December 15, 2014 and should be applied prospectively, with early adoption permitted.

Effective January 1, 2014, we adopted Accounting Standards Update No. 2013-11 (“ASU 2013-11”), Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists. ASU 2013-11 provides guidance concerning the balance sheet presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss or a tax credit carryforward is present. The adoption of this standard did not have a material impact on our consolidated financial statements.